UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2023

R F INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

16868 Via Del Campo Court, Suite 200 San Diego, CA 92127 (Address of Principal Executive Offices, including Zip Code) (858) 549-6340 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value per share	RFIL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On June 27, 2023 (the “Commencement Date”), RF Industries, Ltd. (the “Company”) entered into a Managed Client Agreement (the “Agreement”) with RGN-MCA San Diego II, LLC (“IWG”) pursuant to which IWG agreed to provide managed services for flexible workspaces under the “Regus” brand for 39,979 square feet on the 1st and 2nd floor(s) of the adjacent and vacant office spaces located at 16868 Via Del Campo Court, Suite 100, San Diego, California (the “Premises”). In consideration for the managed services, the Company will pay a (i) platform fee to Regus for access to the Regus global platform equal to 10% of gross revenue received by the Company in the year after the Commencement Date increasing to 12% of gross revenue after the second year and thereafter, 14% of gross revenue for the remaining term of the Agreement (the “IWG Platform Fee”); and (ii) a management fee of 2% of the gross revenue received by the Company pursuant to the terms of the Agreement (the “IWG Management Fee”).

The Company shall receive net revenue collected by IWG after paying operating costs incurred by IWG and the IWG Platform Fee and IWG Management Fee as provided for by the Agreement. The Company will also pay a one-time set up cost of $10,000 to IWG within 10 days of the Commencement Date and be responsible for and procure the construction, fit-out and furnishing of the Premises in accordance with the IWG fit-out standards and specifications (the “Works”). The Company shall have the right to terminate the Agreement in the event that either (i) the costs and expenses related to the Works will exceed 125% of an estimated $550,000; or (ii) after the 4th anniversary of the agreement, the Company has not received certain net revenue amounts as further set forth in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Agreement, a copy of which will be filed as an exhibit to either a Current Report on Form 8-K or the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 3, 2023	By:/s/ Peter Yin Peter Yin Chief Financial Officer